UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

AMAZE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41147	87-3905007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2901 West Coast Highway, Suite 200 Newport Beach, CA	92663
(Address of principal executive offices)	(Zip Code)

(855) 766-9463

Registrant’s telephone number, including area code

Fresh Vine Wine, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AMZE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 14 and May 20, 2025, Amaze Holdings, Inc. (f/k/a Fresh Vine Wine, Inc.) (the “Company”) issued and sold $1,080,000 aggregate principal amount of subordinated secured promissory notes (the “Notes”) to accredited investors in a private placement. One of the investors is an affiliate of David Yacullo, a director of the Company. The Notes were issued with original issuance discount of $180,000, resulting in gross proceeds of $900,000 to the Company. The Company intends to use the proceeds for working capital and general corporate purposes.

The Notes have a 6 month term and bear simple interest at rate of 10%. The Notes are secured by the assets of the Company and are subordinated in right of payment to the secured indebtedness of the Company. The Notes contain customary events of default.

The foregoing description of the Note is qualified in its entirety by reference to the full text of such document, which is attached as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference. The Notes were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving any public offering.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Subordinated Secured Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2025

AMAZE HOLDINGS, INC.

	By:	/s/ Michael Pruitt
	Name:	Michael Pruitt
	Title:	Chief Executive Officer